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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 6, 2000


                               Dime Bancorp, Inc.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




          Delaware                    001-13094           11-3197414
-----------------------------        -----------        ------------------
(State or Other Jurisdiction)        (Commission         (IRS Employer
                                     File Number)       Identification No.)


      589 Fifth Avenue
     New York, New York                                  10017
---------------------------------------                 -----------
(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code: (212) 326-6170


                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)





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Item 5.  Other Events.

         On July 6, 2000, Dime Bancorp, Inc. ("Dime") announced that it executed an Investment Agreement, dated as of July 6, 2000 (the "Investment Agreement"), between Dime and Warburg, Pincus Equity Partners, L.P., a Delaware limited partnership ("Warburg"), pursuant to which Warburg has agreed to purchase several different securities issued, or to be issued, by the Company. A press release, dated July 6, 2000, related to the investment and other matters is attached to this Form 8-K as Exhibit 99.1, and is incorporated into this Item 5 by reference. The Investment Agreement and the exhibits to the Investment Agreement are attached to this Form 8-K as Exhibit 2.1, and are incorporated into this Item 5 by reference. The description in this Form 8-K is qualified in its entirety by reference to such Exhibits.

                  Warburg's investment is being made over two closings. The first closing occurred upon signing the Investment Agreement on July 6. The second closing will occur following receipt of necessary regulatory approvals. The transactions are described below.

                 FIRST CLOSING. On July 6, 2000, Warburg purchased rights (the "Rights") to 12,009.491 shares of Series B non-cumulative voting preferred stock ("Series B Stock"), representing about 9.9% of Dime's outstanding common stock after issuance of the Series B Stock, as each share of Series B Stock has the economic rights equivalent to 1,000 shares of common stock of Dime subject to antidilution adjustments. The Rights will convert into the shares of Series B Stock upon the receipt of clearance under the Hart- Scott-Rodino Antitrust Improvements Act of 1976. The Series B Stock will convert into restricted shares of underlying common stock of Dime upon, among other events, distribution of the litigation tracking warrants that Dime has assumed it will distribute to all other stockholders. The litigation tracking warrants will be securities representing an interest in the right to recovery, if any, in the "goodwill" litigation matter to which The Dime Savings Bank of New York, FSB ("Dime Savings") is a party. The aggregate purchase price Warburg delivered to Dime at the first closing was approximately $210 million, comprising $17.50 per share of common stock underlying the Series B Stock. At the first closing, Warburg also acquired warrants to purchase 8,142.738 shares of Series C junior nonvoting preferred stock ("Series C Stock") and warrants to purchase 3,866.753 shares of Series D junior

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         nonvoting preferred stock ("Series D Stock"), each series referencing
         1000 shares of Dime common stock per share of the series.

                  SECOND CLOSING. Upon receipt of other necessary regulatory approvals, including a determination by the Office of Thrift Supervision that Warburg does not control Dime, Warburg will purchase, for approximately $28 million, 1,598.173 additional shares of Series B Stock and additional warrants to purchase approximately 1,598.173 shares of Series D Stock.

                  To comply with regulatory requirements, Warburg's investment has been structured using several different securities. If all the securities were to be converted today into shares of Dime common stock, they would amount to approximately 27.2 million shares, or approximately 24.9%, of the outstanding common stock of Dime, before giving effect to the new issuance of shares of common stock underlying the convertible securities. None of the securities is in fact convertible into common stock at this time. The material terms of these securities are described below.

                  SERIES B STOCK. Each share of Series B Stock is entitled to 1,000 votes on all matters on which shares of common stock are entitled to vote, together with the common stock as a single class. Shares of Series B Stock are entitled to receive dividends the same as those paid on 1,000 shares of Dime's common stock, other than the distribution of litigation tracking warrants. In case of a merger or similar transaction, shares of Series B Stock will be exchanged into equivalent securities of the acquiring company. Shares of Series B Stock will convert into shares of common stock on the earliest of (1) the issuance of the litigation tracking warrants, (2) a change in control of Dime,
         (3) lapsing of the transfer restrictions placed on the securities under certain provisions of the Investment Agreement (for example, if Dime breaches its material obligations in the Investment Agreement), or (4) April 6, 2001.

                  Warburg does not currently own any shares of Series B Stock. When the Rights to purchase Series B Stock acquired by Warburg are converted, Warburg will be entitled to (1) receive all dividends and distributions as if it owned the Series B Stock on July 6 and (2) vote the shares of Series B Stock on all matters on which they are entitled to vote.

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                  SERIES C STOCK. Shares of Series C Stock are not entitled to vote, except as required by law. Shares of Series C Stock are entitled to receive dividends, other than the distribution of litigation tracking warrants, the same as those paid on 1,000 shares of Dime's common stock. In case of a merger or similar transaction, shares of Series C Stock will be exchanged into equivalent securities of the acquiring company. Upon the receipt of (1) written advice of counsel that, under applicable federal banking laws, the shares of Series C Stock may be converted or (2) a certificate that Warburg is transferring the shares pursuant to a widely dispersed sale, shares of Series C Stock are convertible into shares of common stock, unless the Series B Stock has not yet converted into common stock, in which case, the shares of Series C Stock will be convertible only into shares of Series B Stock.

                  Warburg does not currently own any shares of Series C stock, but owns only warrants to purchase shares of Series C Stock.

                  SERIES D STOCK. Shares of Series D stock are not entitled to vote, except as required by law. Shares of Series D stock are entitled to receive dividends, other than the distribution of litigation tracking warrants, the same as those paid on 1,000 shares of Dime's common stock. In case of a merger or similar transaction, shares of Series D stock will be exchanged into equivalent securities of the acquiring company. The Series D Stock will not be convertible into any other class of stock of Dime unless Dime receives stockholder approval of the issuance of over 20% of its common stock or equivalents under the rules of the New York Stock Exchange. Upon such approval, the Series D Stock will convert into Series C Stock, or Series B Stock or common stock if the conversion of the Series C Stock or Series B Stock has already occurred. Dime has agreed to use its reasonable best efforts to obtain this stockholder approval prior to September 30, 2002.

                  Warburg does not currently own any shares of Series D stock, but owns only warrants to acquire Series D Stock.

                  WARRANTS. The Series C and Series D warrants will allow Warburg to purchase Series C and Series D stock at an exercise price of $21.50 per share, subject to a number of antidilution and other adjustments. All the warrants issued

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         to Warburg expire seven years after issuance.  None of the warrants has any voting rights.

                  As with the underlying Series C Stock, the Series C warrants will be exchanged when it is permissible for Dime to do so under the federal banking laws and regulations or in the event that Warburg intends to transfer the warrants in a widely dispersed sale. At such time, the Series C warrants will be exchanged for Series B warrants if the Series B Stock has not yet converted into shares of Dime common stock. Otherwise, the Series C warrants will be converted into warrants to purchase Dime common stock.

                  As with the underlying Series D Stock, the Series D warrants will be exchanged for Series C warrants upon the requisite approval by Dime's stockholders under the rules of the New York Stock Exchange.

                  Dime has a right of first offer on any sale of warrants by Warburg. Warburg may also put any warrants to Dime (pursuant to an agreed valuation methodology) upon the occurrence of certain change in control events and may put Series D warrants to Dime (pursuant to an agreed valuation methodology) if the appropriate stockholder approval under the New York Stock Exchange rules is not obtained by September 30, 2003 or the other transfer restrictions on the warrants lapse before then.

                  In addition to customary antidilution provisions for the warrants, Dime has agreed to certain additional antidilution protections in two circumstances. First, although the various series of stock that Warburg may acquire upon exercise of the warrants do not have the right to receive litigation tracking warrants, the exercise price of the warrants may be adjusted if the average aggregate market price of the litigation tracking warrants is over $100 million for an agreed period of time after the issuance of the litigation tracking warrants. In this case, the exercise price of the warrants will be adjusted downward for the aggregate market price over $100 million, but only in proportion to Warburg's ownership of Dime. Second, the exercise price of the warrants may be adjusted downward, in proportion to Warburg's ownership of Dime, for any payment to Hudson United Bancorp ("Hudson") in excess of $15 million under the Termination, Option Cancellation and Settlement Agreement, dated April 28, 2000, between Dime and Hudson, unless the payment relates to (1) a breach of certain

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         representations by Warburg regarding its ownership of Dime or (2) by another subsequent transaction, such as a merger or tender offer, approved or recommended by the Dime Board of Directors.

                  The Investment Agreement contains a number of other material provisions, which are summarized below.

                  STANDSTILL AGREEMENT. Until July 6, 2003, Warburg has agreed that it will not purchase or acquire any shares of Dime common stock that would result in its having control over Dime or owning in excess of 24.9% of the outstanding voting shares of Dime. In addition, Warburg has agreed that it will not take any action that would violate its standard agreement with the Office of Thrift Supervision to refrain from controlling Dime.

                  VOTING. Each share of Series B Stock will be entitled to the same voting rights, and will vote together with, shares of Dime common stock (subject to each share of Series B Stock representing the equivalent of 1,000 shares of common stock). Warburg will not be entitled to vote its shares until it exercises the Rights to purchase Series B Stock or until it exercises any Series B warrants that may be issued on conversion of Series C warrants or Series D warrants, at which time it will become a holder of Series B Stock. Warburg has not entered into any voting agreement with Dime.

                  PREEMPTIVE RIGHTS. As long as Warburg owns at least 5% of the outstanding shares of Dime common stock (assuming the exercise of all outstanding options and warrants and conversion of convertible preferred stock), if Dime issues any common stock after the date of the investment, Warburg has the right to purchase from Dime that amount of shares required for it to maintain its proportionate interest in Dime.

                  To the extent Warburg utilizes this right to maintain its percentage interest, it will not be entitled to duplicative protection of antidilution adjustments under the terms of the warrants.

                  GOVERNANCE MATTERS. Dime has agreed to elect or appoint one person nominated by Warburg to serve as a director of Dime and Dime Savings. In addition, two Warburg employees will be allowed to attend and observe meetings of

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         the boards of directors of Dime and Dime Savings, including any meeting of any committees, but excluding executive sessions of the boards of directors.

                  Warburg will relinquish the right to a board seat and will lose one observer upon the sale or distribution of 75% or more of its shares of Dime common stock (or securities representing common stock). In addition, Warburg has agreed to relinquish its right to a board seat, but retain the right to two observers, upon conversion by Dime to a bank holding company (should such conversion occur), if such action is necessary to satisfy Federal Reserve Board requirements. In such case, however, Warburg will be afforded the option of selling down its interest in Dime or taking other measures to reduce its voting interest in Dime and retain its board seat.

                  TRANSFER RESTRICTIONS. With certain exceptions, shares of stock and warrants owned by Warburg will be restricted from transfer subject to, among other things, a schedule whereby 20% of the shares will be freely tradeable after one year; an additional 30% will be freely tradeable after two years; and the balance will be freely tradeable after three years. In addition, Warburg will be permitted to tender into tender or exchange offers (1) on a pro rata basis with other stockholders, provided at least 60% of the shares sought in the tender or exchange offer have been tendered by Dime's other stockholders or (2) not opposed by Dime.

                  Warburg will be released from the transfer restrictions if, among other things, (1) approval under the Hart-Scott- Rodino Antitrust Improvements Act is not received in six months, (2) Dime breaches its material obligations in the Investment Agreement, and (3) Dime executes documentation, or recommends an offer to stockholders, that would result in a change in control of Dime.

                  Dime has agreed to register the securities acquired by Warburg as the transfer restrictions expire.

         On July 6, 2000, Dime also announced that its Board of Directors had approved a series of actions related to improvement of stockholder value. These are described more fully in the press release, dated July 6, 2000, that is attached to this Form 8-K as Exhibit 99.1 and incorporated by reference herein. These actions include:


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         -        The appointment of Tony Terracciano (formerly of Chase
                  Manhattan Bank, Mellon Bank, First Fidelity and First Union) to the board of directors of both Dime and Dime Savings and his election as Chairman of Dime;

         - A "Dutch Auction" tender purchase of approximately 13.6 million shares, or approximately 12.5% of Dime's outstanding common stock, with a floor of $16.00 and a cap of $18.00, subject to market and other conditions;

         - A distribution to stockholders of Dime (excluding Warburg) of the Company's economic interest in its pending "goodwill" lawsuit against the United States government through the distribution of Litigation Tracking Warrants;

         - The adoption of certain amendments to Dime's stockholder rights plan (a form of which is included as Exhibit 9 to the Investment Agreement attached to this Form 8-K as Exhibit 2.1), including providing an immediate exception for certain qualifying tender offers and eliminating the rights plan in its entirety effective immediately after Dime's 2002 annual meeting of stockholders; and

         - Reviewing opportunities to continue to improve Dime's growth rate and earnings quality through initiatives such as further investment in technology and higher- margin businesses as well as balance sheet restructuring and expense reduction.

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

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b)           Not applicable.

(c)               Exhibits Required by Item 601 of Regulation S-K

Exhibit Number                      Description
--------------                      -----------

         2.1 Investment Agreement, dated July 6, 2000, by and between Dime Bancorp, Inc. and Warburg,
                                    Pincus Equity Partners L.P., containing the following exhibits to the Investment
                                    Agreement:

                                    Exhibit 1 -               Certificate of Designations of
                                                              Series B Junior Voting
                                                              Preferred Stock
                                    Exhibit 2 -               Certificate of Designations of
                                                              Series C Junior Nonvoting
                                                              Preferred Stock
                                    Exhibit 3 -               Certificate of Designations of
                                                              Series D Junior Nonvoting
                                                              Preferred Stock
                                    Exhibit 4 -               Form of Rights Certificate
                                    Exhibit 5 -               Form of Common Warrant
                                                              Certificate
                                    Exhibit 6 -               Form of Series B Warrant
                                                              Certificate
                                    Exhibit 7 -               Form of Series C Warrant
                                                              Certificate
                                    Exhibit 8 -               Form of Series D Warrant
                                                              Certificate
                                    Exhibit 9 -               Form of Amendment to
                                                              Stockholder Protection Rights
                                                              Agreement
                                    Exhibit 10 -              Valuation Methodology for
                                                              Purchase of Warrants on Change
                                                              in Control
                                    Exhibit 11 -              SEC Registration-Related
                                                              Provisions

         99.1                       Press Release, dated July 6, 2000

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             DIME BANCORP, INC.




                                             By: /s/ James E. Kelly
                                                ------------------------------
                                                Name: James E. Kelly
                                                Title: General Counsel


Date: July 11, 2000



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                                  EXHIBIT INDEX



Exhibit Number                      Description
--------------                      -----------

         2.1                        Investment Agreement, dated July 6, 2000, by
                                    and between Dime Bancorp, Inc. and Warburg,
                                    Pincus Equity Partners L.P., containing the
                                    following exhibits to the Investment
                                    Agreement:
                                    Exhibit 1 -               Certificate of Designations of
                                                              Series B Junior Voting
                                                              Preferred Stock
                                    Exhibit 2 -               Certificate of Designations of
                                                              Series C Junior Nonvoting
                                                              Preferred Stock
                                    Exhibit 3 -               Certificate of Designations of
                                                              Series D Junior Nonvoting
                                                              Preferred Stock
                                    Exhibit 4 -               Form of Rights Certificate
                                    Exhibit 5 -               Form of Common Warrant
                                                              Certificate
                                    Exhibit 6 -               Form of Series B Warrant
                                                              Certificate
                                    Exhibit 7 -               Form of Series C Warrant
                                                              Certificate
                                    Exhibit 8 -               Form of Series D Warrant
                                                              Certificate
                                    Exhibit 9 -               Form of Amendment to
                                                              Stockholder Protection Rights
                                                              Agreement
                                    Exhibit 10 -              Valuation Methodology for
                                                              Purchase of Warrants on Change
                                                              in Control
                                    Exhibit 11 -              SEC Registration-Related
                                                              Provisions

         99.1                       Press Release, dated July 6, 2000


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